SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549

                                        FORM 8-K

                         Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

Date of report (date of earliest event reported):               February 16, 1996




                                      PG Energy Inc.
                  (Exact name of registrant as specified in its charter


        Pennsylvania                    1-3490                      24-0717235
(State or other jurisdiction)  (Commission File Number)  (IRS Employer Identification No.)


    Wilkes-Barre Center, 39 Public Square, Wilkes-Barre, Pennsylvania      18711-0601
(Address of principal executive offices)                                   (Zip Code)


Registrant's telephone number, including area code: (717)829-8843


                            Pennsylvania Gas and Water Company
              (Former name or former address, if changed since last report)















                                   Page 1 of 15 Pages

                             The Exhibit Index is on Page 15
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

         Item 2.  Acquisition or Disposition of Assets.
         On February 16, 1996,  PG  Energy  Inc.  (formerly  known as Pennsylvania Gas and
Water Company), a  Pennsylvania  corporation  ("PGE"),  and  a  wholly-owned subsidiary of
Pennsylvania Enterprises, Inc., a  Pennsylvania  corporation ("PEI"), consummated the sale of its regulated water operations  and  certain  related  assets (the "Water Business") to
Pennsylvania-American Water Company, a  Pennsylvania  corporation ("PAWC"), a wholly-owned subsidiary of American Water Works Company,  Inc.,  a Delaware corporation ("AWWC"), for a purchase price of  $409,000,000  (including  the  assumption  of indebtedness), subject to certain adjustments (the "Sale of the Water Business"), as set forth in the Asset Purchase
Agreement dated as of April 26, 1995,  among  PGE, PEI, PAWC and AWWC (the "Asset Purchase
Agreement").














































                                   Page 2 of 15 Pages
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

Item 7.  Financial Statements and Exhibits.

         (b)  Pro Forma Financial Information

         The following PGE unaudited  pro  forma  financial  statements have been prepared based on PGE's statement of  income  for  the  twelve  months ended December 31, 1994, and
PGE's unaudited balance sheet as of September  30, 1995, and unaudited statement of income for the nine months then ended, each as adjusted to reflect the Sale of the Water Business and, based on the Initial Cash  Payment  (as  such  term  is defined in the Asset Purchase
Agreement) as of September 30, 1995, of $256.3 million, PGE's use of the proceeds from the
Sale of the Water Business  of  $201.2  million  (after  the payment of an estimated $55.1 million of federal and state income taxes on the sale).  PGE intends to use such proceeds, together with $1.1 million of net tax benefits resulting from an estimated $9.3 million of transaction costs and the $6.5 million premium  over  book  value on the Sale of the Water
Business, to (i) repay the $50.0 million  bridge loan (the "Bridge Loan"), the proceeds of which were utilized to redeem  the  $50.0  million  principal amount of PGE's 9.57% Series
First Mortgage Bonds on  October  13,  1995,  (ii)  repurchase  225,000 shares of PGE's 9%
Cumulative Preferred Stock at an  aggregate  repurchase price of $24.3 million (equivalent to $108.00 per share),  which  includes  an  aggregate  repurchase premium of $1.8 million
(equivalent to $8.00 per share), (iii)  repurchase 80,000 shares of PGE's 4.10% Cumulative
Preferred Stock at an aggregate repurchase price of $4.0 million (equivalent to $50.00 per share, (iv) payment of a $30.0  million  dividend  by PGE to PEI, (v) repurchase 2,297,297 shares of PGE Common Stock  from  PEI  at  an  aggregate repurchase price of $85.0 million
(equivalent to $37.00 per share), (vi)  payment  of  an estimated $1.0 million of costs in connection with the repurchases of  preferred  stock  referred  to in items (ii) and (iii)
above and (vii) pay an estimated $7.7 million of transaction costs relative to the Sale of the Water Business.  The repayment of  the  Bridge  Loan referred to in item (i) above and the repurchase of 2,297,297 shares of PGE  Common  Stock  from PEI referred to in item (v)
above (which shares became authorized but unissued shares upon their repurchase) were made on February 16, 1996.  The $30.0 million  dividend referred to in item (iv) above was paid to PEI on February 16,  1996,  in  the  form  of  a 10.125% $30.0 million principal amount unsecured promissory note which PGE expects to pay in full on March 8, 1996, in connection with the planned defeasance by PEI of its $30.0 million principal amount of 10.125% Senior
Notes.  The repurchases  of  preferred  stock  referred  to  in  items  (ii) and (iii) are
currently expected to  be  made  during  April,  1996.    Since  these repurchases involve
voluntary sales to PGE by the holders  of  the respective securities, the number and price of the securities purchased may vary  depending  on  market  conditions at the time of the repurchases.  The proceeds from the Sale of  the Water Business which will be used for the repurchases referred to in items (ii)  and  (iii)  and  the payment of the promissory note which was issued in  connection  with  the  dividend  referred  to  in item (iv) have been temporarily invested by PGE pending their use for such purposes.

         The  unaudited  pro  forma  financial  statements  also  reflect  the redemption, primarily utilizing bank borrowings, of PGE's 8% Series First Mortgage Bonds, of which (a)
$3,325,000 principal amount of the 8%  Series  First  Mortgage Bonds were redeemed on July
10, 1995, in connection with the  Sale  of  the Water Business, at an aggregate redemption price of $3,336,305, which included  an  aggregate  redemption premium of $11,305, and (b)
$210,000 principal amount of the 8% Series  First  Mortgage Bonds were redeemed on each of
June 1, 1994, and June  1,  1995,  pursuant  to  annual  sinking fund requirements of such bonds, as if  such  transactions  had  occurred  at  the  beginning  of  the period of the respective financial statements.

         Additionally, the unaudited pro forma  statement  of income for the twelve months ended December 31, 1994, reflects  (i)  the  redemption  of  150,000 shares of PGE's 8.90%
Cumulative Preferred Stock at an aggregate  redemption price of $15,445,500 (equivalent to
$102.97 per share), which includes an aggregate redemption premium of $445,500 (equivalent to $2.97 per share), as if it  had  occurred  at the beginning of the period (such shares, the proceeds from the  issuance  of  which  were  used  to  provide  capital for the Water

                                   Page 3 of 15 Pages
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

Business, were redeemed on December  16,  1994,  utilizing  bank borrowings and would have been redeemed in connection with the Sale  of  the Water Business had such shares not been redeemed on December 16, 1994), and (ii)  the  redemption of 150,000 shares of PGE's 9.50%
Cumulative Preferred Stock at an aggregate  redemption price of $15,534,375 (equivalent to
$103.5625  per  share),  which  includes  an  aggregate  redemption  premium  of  $534,375
(equivalent to $3.5625 per share), as if  it  had  occurred at the beginning of the period
(such shares were redeemed on May  31,  1994,  utilizing  proceeds from a $20 million term loan to PEI).

         The following PGE unaudited pro forma statements of income reflect the results of
PGE's continuing operations as if  the  transactions  described herein had occurred at the
beginning of the respective periods.    The  PGE  unaudited  pro forma balance sheet as of
September 30,  1995,  reflects  the  financial  position  of  PGE  as  if the transactions
described herein had  occurred  on  such  date.    Each  of  the  PGE  unaudited pro forma
statements of income and balance  sheet  include  estimates of transaction costs which may differ from the costs ultimately incurred.

         These PGE unaudited pro forma financial  statements should be read in conjunction with PGE's financial statements  and  the  notes  thereto  included in PGE's latest annual report on Form 10-K.

         The PGE unaudited pro  forma  financial  statements  have been included herein as required by the rules  of  the  Securities  and  Exchange  Commission and are provided for
comparative purposes only.    The  PGE  unaudited  pro  forma  financial statements do not purport to be indicative of the results which  would have been obtained if the Sale of the
Water Business had been effected on the  date  or dates indicated or which may be obtained in the future.  No pro forma adjustment  has been made to reflect any interest income that may be earned on the Initial  Cash  Payment  or  any interest expense on the $30.0 million promissory note which PGE issued to  PEI  on  February  16,  1996, and which it expects to repay on March 8, 1996.





























                                   Page 4 of 15 Pages

                                          PG ENERGY INC.

                              Unaudited Pro Forma Statement of Income
                           for the Twelve Months Ended December 31, 1994

                                                            Adjustments        Pro Forma
                                          Before Sale       to Reflect         After Sale
                                           of Water        Sale of Water        of Water
                                           Business         Business (1)        Business
                                        (In thousands of dollars, except per share amounts)
OPERATING REVENUES                        $   167,992      $           -       $  167,992
  Cost of gas                                  98,653                  -           98,653
OPERATING MARGIN                               69,339                  -           69,339

OTHER OPERATING EXPENSES
  Operation                                    22,652                  -           22,652
  Maintenance                                   4,436                  -            4,436
  Depreciation                                  6,667                  -            6,667
  Income taxes                                  5,649                339  (2)       5,988
  Taxes other than income taxes                10,807                  -           10,807
     Total other operating expenses            50,211                339           50,550

OPERATING INCOME                               19,128               (339)          18,789

OTHER INCOME, NET                                  72                226  (3)         298

INCOME BEFORE INTEREST CHARGES                 19,200               (113)          19,087

INTEREST CHARGES:
  Interest on long-term debt                    8,914               (801) (2)       8,113
  Other interest                                1,005                  8  (2)       1,013
  Allowance for borrowed funds used
    during construction                           (21)                 -              (21)
     Total interest charges                     9,898               (793)           9,105

INCOME FROM CONTINUING OPERATIONS               9,302                680            9,982

DIVIDENDS ON PREFERRED STOCK                    4,639             (4,224) (4)         415

INCOME FROM CONTINUING OPERATIONS
   APPLICABLE TO COMMON STOCK             $     4,663      $       4,904       $    9,567

COMMON STOCK
  Earnings per share of common stock
    from continuing operations:
      Before premium on redemption of
        preferred stock                   $       .90                          $     3.31
      Premium on redemption of preferred
        stock                                    (.19)                                  - (5)
      Earnings per share of common stock
        from continuing operations        $       .71                          $     3.31

  Weighted average number of shares
    outstanding                             5,189,108         (2,297,297) (6)   2,891,811




                                   Page 5 of 15 Pages
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

                                     PG ENERGY INC.

                    Notes to Unaudited Pro Forma Statement of Income
                      for the Twelve Months Ended December 31, 1994

(1)  Adjustments reflect the Sale of the Water  Business  as  if it had taken place at the beginning of the period.
(2)  Represents the adjustments to  interest  on  long-term  debt and amortization of debt expense, and the related  income  tax  effect,  necessary  to reflect the interest on indebtedness, including $15.4 million of bank borrowings utilized to redeem the $15.0 million principal amount of PGE's 8.90%  Cumulative Preferred Stock and $15.5 million of bank borrowings utilized to  redeem  the  $15.0  million principal amount of PGE's
     9.50% Cumulative Preferred Stock, outstanding  after (a) application of proceeds from the Sale of the Water Business to  repay  the Bridge Loan, the proceeds of which were used to redeem  the  $50.0  million  principal  amount  of  PGE's  9.57% Series First
     Mortgage Bonds on October 13,  1995,  and  (b)  the redemption in connection with the
     Sale of the Water Business and  pursuant  to  annual sinking fund requirements of the
     $3.7 million principal amount of PGE's  8% Series First Mortgage Bonds outstanding as of January 1, 1994.  The adjustments  to interest on long-term debt may be summarized as follows:

                                                                    (Thousands of dollars)
     Interest on long-term debt for the
       twelve months ended December 31, 1994:
         Allocated to continuing operations,
           as per accompanying unaudited pro forma
           statement of income                                                     $  8,914
         Allocated to discontinued operations                                       12,309
                                                                                    21,223
     Deduct:
       Interest on debt assumed by PAWC                             $  9,347
       Interest on debt redeemed or repaid
         in connection with the Sale of the
         Water Business
           9.57% Series First Mortgage Bonds*                          4,785
           8% Series First Mortgage Bonds                                290       (14,422)

     Add:
       Interest on bank borrowings to reflect the
         redemption of $15.0 million principal of PGE's
         8.90% Cumulative Preferred Stock and the
         payment of a $445,500 premium in connection
         therewith as if it occurred at the beginning of
         the period instead of December 16, 1994                         780
       Interest on bank borrowings to reflect the
         redemption of $15.0 million principal of PGE's
         9.50% Cumulative Preferred Stock and the
         payment of a $534,375 premium in connection
         therewith as if it occurred at the beginning of
         the period instead of May 31, 1994                              341
       Interest on bank borrowings to reflect the
         redemption of PGE's 8% Series First
         Mortgage Bonds as if it occurred at the
         beginning of the period                                         191         1,312

     Pro forma interest on long-term debt,
       as per accompanying unaudited pro forma
       statement of income                                                        $  8,113

     *  The Bridge Loan  that  PGE  utilized  for  redemption  of  the  9.57% Series First
        Mortgage Bonds on October 13, 1995,  has  not been reflected in this summary since it had no effect on the net adjustment to interest on long-term debt.

                                   Page 6 of 15 Pages
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
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

(3)  Represents elimination of  the  amortization  of  capital  stock  expense, net of the related tax effect, relative to PGE's  9.50% Cumulative Preferred Stock ($90,000) and
     PGE's 8.90% Cumulative Preferred Stock ($136,000).
(4)  Represents elimination of preferred stock  dividends  of  (i) $2.0 million to reflect the repurchase  of  225,000  shares  of  PGE's  9%  Cumulative  Preferred Stock, (ii)
     $328,000 to  reflect  the  repurchase  of  80,000  shares  of  PGE's 4.10% Cumulative
     Preferred Stock, (iii) $591,000 on the  $15.0 million principal amount of PGE's 9.50%
     Cumulative Preferred Stock  from  January  1,  1994  to  May  31,  1994,  the date of redemption of such stock and (iv) $1.3  million on the $15.0 million principal amount of PGE's 8.90% Cumulative Preferred Stock from  January 1, 1994 to December 16, 1994, the date of redemption of such stock.
(5)  Reflects elimination of the  premiums  on  the  redemption  of PGE's 8.90% Cumulative
     Preferred Stock ($445,500) and PGE's 9.50% Cumulative Preferred Stock ($534,375) from the calculation of the earnings per share of PGE Common Stock.
(6)  Represents the reduction in  the  number  of  shares  of PGE Common Stock outstanding resulting from the application of $85.0 million  of the proceeds from the Sale of the
     Water Business to repurchase 2,297,297  shares  of  PGE  Common  Stock from PEI at an average price of $37.00 per share.








































                                   Page 7 of 15 Pages

                                          PG ENERGY INC.

                              Unaudited Pro Forma Statement of Income
                           for the Nine Months Ended September 30, 1995

                                                              Adjustments        Pro Forma
                                            Before Sale       to Reflect         After Sale
                                             of Water        Sale of Water        of Water
                                             Business         Business (1)        Business
                                          (In thousands of dollars, except per share amounts)
OPERATING REVENUES                          $   105,540      $           -       $  105,540
  Cost of gas                                    59,147                  -           59,147
OPERATING MARGIN                                 46,393                  -           46,393

OTHER OPERATING EXPENSES
  Operation                                      16,342                  -           16,342
  Maintenance                                     3,732                  -            3,732
  Depreciation                                    5,361                  -            5,361
  Income taxes                                    1,659                457  (2)       2,116
  Taxes other than income taxes                   7,934                  -            7,934
     Total other operating expenses              35,028                457           35,485

OPERATING INCOME                                 11,365               (457)          10,908

OTHER INCOME, NET                                   192                  -              192

INCOME BEFORE INTEREST CHARGES                   11,557               (457)          11,100

INTEREST CHARGES:
  Interest on long-term debt                      6,954             (1,078) (2)       5,876
  Other interest                                  1,258                (22) (2)       1,236
  Allowance for borrowed funds used
    during construction                             (40)                 -              (40)
     Total interest charges                       8,172             (1,100)           7,072

INCOME FROM CONTINUING OPERATIONS                 3,385                643            4,028

DIVIDENDS ON PREFERRED STOCK                      2,073             (1,765) (3)         308

INCOME FROM CONTINUING OPERATIONS
  APPLICABLE TO COMMON STOCK                $     1,312      $       2,408       $    3,720

COMMON STOCK:
  Earnings per share of common stock from
    continuing operations                   $       .24                          $     1.14

  Weighted average number of shares
    outstanding                               5,561,257         (2,297,297) (4)   3,263,960










                                   Page 8 of 15 Pages
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

                                     PG ENERGY INC.

                    Notes to Unaudited Pro Forma Statement of Income
                      for the Nine Months Ended September 30, 1995

(1)  Adjustments reflect the Sale of the Water  Business  as  if it had taken place at the beginning of the period.
(2)  Represents the adjustments to  interest  on  long-term  debt and amortization of debt expense, and the related  income  tax  effect,  necessary  to reflect the interest on indebtedness outstanding during the period after (a) application of proceeds from the
     Sale of the Water Business to repay the  Bridge Loan, the proceeds of which were used to redeem the $50.0 million  principal  amount  of  PGE's 9.57% Series First Mortgage
     Bonds on October 13, 1995, and (b) the  redemption in connection with the Sale of the
     Water Business and pursuant to annual  sinking  fund requirements of the $3.5 million principal amount of PGE's 8% Series First Mortgage Bonds outstanding as of January 1,
     1995.  The adjustments to interest on long-term debt may be summarized as follows:

                                                                    (Thousands of dollars)

     Interest on long-term debt for the
       nine months ended September 30, 1995:
         Allocated to continuing operations,
           as per accompanying unaudited pro forma
           statement of income                                                    $  6,954
         Allocated to discontinued operations                                        9,679
                                                                                    16,633

     Deduct:
       Interest on debt assumed by PAWC                             $  7,141
       Interest on debt redeemed or repaid
         in connection with the Sale of the
         Water Business
           9.57% Series First Mortgage Bonds*                          3,589
           8% Series First Mortgage Bonds                                147       (10,877)

     Add:
       Interest on bank borrowings to
         reflect the redemption of PGE's
         8% Series First Mortgage Bonds as if
         it occurred at the beginning of the
         period                                                                        120

     Pro forma interest on long-term debt,
       as per accompanying unaudited pro forma
       statement of income                                                        $  5,876

     * The Bridge Loan that PGE utilized for  redemption of the 9.57% Series First Mortgage
     Bonds on October 13, 1995, has  not  been  reflected  in  this summary since it had no effect on the net adjustment to interest on long-term debt.

(3)  Represents elimination of  preferred  stock  dividends  of  $1,519,000 and $246,000 to reflect the repurchase of 225,000  shares  of  PGE's 9% Cumulative Preferred Stock and
     80,000 shares of PGE's 4.10%  Cumulative  Preferred Stock, respectively, with proceeds from the Sale of the Water Business.
(4)  Represents the reduction in  the  number  of  shares  of  PGE Common Stock outstanding resulting from the application of $85.0 million  of  the proceeds from the Sale of the
     Water Business to repurchase  2,297,297  shares  of  PGE  Common  Stock from PEI at an average price of $37.00 per share.

                                   Page 9 of 15 Pages
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

                                          PG ENERGY INC.

                                 Unaudited Pro Forma Balance Sheet
                                     as of September 30, 1995

                                                              Adjustments        Pro Forma
                                            Before Sale       to Reflect         After Sale
                                             of Water        Sale of Water        of Water
                                             Business         Business (1)        Business
                                                       (In thousands of dollars)
ASSETS
UTILITY PLANT:
  At original cost, less acquisition
    adjustments of $386,000                 $   293,279      $           -       $  293,279
  Accumulated depreciation                      (76,680)                 -          (76,680)
                                                216,599                  -          216,599

OTHER PROPERTY AND INVESTMENTS                    3,682                  -            3,682

CURRENT ASSETS:
  Cash                                              527            256,291  (2a)
                                                                   (55,050) (2c)
                                                                  (201,241) (3)
                                                                       350  (3i)        877
  Accounts receivable-
    Customers                                     7,577                  -            7,577
    Others                                          490                  -              490
    Reserve for uncollectible accounts           (1,071)                 -           (1,071)
  Accrued utility revenues                        1,573                  -            1,573
  Materials and supplies, at average cost         2,926                  -            2,926
  Gas held by suppliers, at average cost         20,155                  -           20,155
  Natural gas transition costs collectible        4,350                  -            4,350
  Prepaid expenses and other                      5,285                  -            5,285
                                                 41,812                350           42,162

DEFERRED CHARGES:
  Regulatory assets -
    Deferred taxes collectible                   30,174                  -           30,174
    Natural gas transition costs
      collectible                                 1,668                  -            1,668
    Other                                         3,062                  -            3,062
  Unamortized debt expense                        1,564               (169) (5)       1,395
  Other                                           3,218                  -            3,218
                                                 39,686               (169)          39,517







NET ASSETS OF DISCONTINUED OPERATIONS           195,595           (195,595) (2e)          -




TOTAL ASSETS                                $   497,374      $    (195,414)      $  301,960

                                   Page 10 of 15 Pages
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

                                          PG ENERGY INC.

                                 Unaudited Pro Forma Balance Sheet
                                     as of September 30, 1995

                                                              Adjustments        Pro Forma
                                            Before Sale       to Reflect         After Sale
                                             of Water        Sale of Water        of Water
                                             Business         Business (1)        Business
                                                       (In thousands of dollars)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common shareholder's investment           $   207,613      $        (854) (2b) $
                                                                   (85,000) (3a)
                                                                    (1,800) (3b)
                                                                     4,000  (3c)
                                                                   (30,000) (3d)
                                                                    (1,000) (3e)
                                                                      (722) (4)
                                                                       (99) (5)
                                                                      (469) (6)      91,669
  Preferred stock-
    Not subject to mandatory redemption, net     33,615            (22,500) (3b)
                                                                    (8,000) (3c)
                                                                     1,247  (4)       4,362
    Subject to mandatory redemption               1,680                  -            1,680
  Long-term debt                                105,000            (50,000) (3f)     55,000
                                                347,908           (195,197)         152,711
CURRENT LIABILITIES:
  Current portion of long-term debt and
    preferred stock subject to mandatory
    redemption                                   57,491                  -           57,491
  Note payable to bank                            5,000                  -            5,000
  Accounts payable -
    Suppliers                                    13,682                  -           13,682
    Affiliates                                    1,498                  -            1,498
  Deferred cost of gas and suppliers
    refunds, net                                  2,468                  -            2,468
  Accrued general business and realty taxes         808                  -              808
  Accrued income taxes                              459               (525) (4)
                                                                       (70) (5)        (136)
  Accrued interest                                2,248                  -            2,248
  Accrued natural gas transition costs            2,158                  -            2,158
  Other                                           2,224              6,500  (2d)
                                                                    (7,682) (3g)
                                                                       780  (6)       1,822
                                                 88,036               (997)          87,039

DEFERRED CREDITS:
  Deferred income taxes                          47,878              1,091  (3h)
                                                                      (311) (6)      48,658
  Accrued natural gas transition costs            1,631                  -            1,631
  Unamortized investment tax credits              4,982                  -            4,982
  Operating reserves                              2,236                  -            2,236
  Other                                           4,703                  -            4,703
                                                 61,430                780           62,210

TOTAL CAPITALIZATION AND LIABILITIES        $   497,374      $    (195,414)      $  301,960

                                   Page 11 of 15 Pages
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

                                     PG ENERGY INC.

                       Notes to Unaudited Pro Forma Balance Sheet
                                as of September 30, 1995

(1)  Adjustments reflect the Sale of the Water Business as if it had taken place as of the date of the balance sheet.
(2)  Represents (a) receipt of cash proceeds of  $256.3 million from the Sale of the Water
     Business, (b) elimination from  common  shareholder's  investment  of the $854,000 of estimated income from the Water Business  during  the period from October 1, 1995, to
     December 31, 1995 (the estimated closing date  as of September 30, 1995, for the Sale of the Water Business), that was  reflected  as  of  September 30, 1995, as an offset against the estimated loss on  the  Sale  of  the  Water Business, (c) payment of the estimated federal and state income tax liability  of $55.1 million on the Sale of the
     Water Business, (d) recording of the $6.5  million premium of the purchase price over the book  value  of  the  assets  acquired  by  PAWC  as  a  credit  to other current liabilities, the account to which  it  was  charged  as  of September 30, 1995, as an offset against the liability for  the  estimated  expenses  on  the Sale of the Water
     Business and (e)  elimination  of  the  $195.6  million  of  net  assets of the Water
     Business.
(3)  Reflects the application of  the  proceeds  from  the  Sale  of the Water Business of
     $201.2 million, after the  payment  of  the  estimated  federal  and state income tax liability of $55.1 million  on  the  Sale  of  the  Water  Business, in the following manner: (a) the  repurchase  (for  an  aggregate  consideration  of $85.0 million) of
     2,297,297 shares of PGE Common Stock at an average price of $37.00 per share, (b) the repurchase (for an aggregate  consideration  of  $24.3  million) of 225,000 shares of
     PGE's 9% Cumulative Preferred Stock (having an aggregate book value of $22.5 million)
     at a price  of  $108.00  per  share,  which  includes  a  premium  of $8.00 per share
     ($1,800,000 in the aggregate), (c) the  repurchase (for an aggregate consideration of
     $4.0 million of 80,000 shares  of  PGE's  4.10% Cumulative Preferred Stock (having an aggregate book value of $8.0 million) at  a price of $50.00 per share, which reflects a $4.0 million aggregate ($50.00 per share)  discount from book value, (d) payment of a $30.0 million common stock dividend by PGE to PEI, (e) payment of an estimated $1.0 million of costs in  connection  with  the  repurchase  of  shares of PGE's preferred stock, (f) the repayment of  the  Bridge  Loan,  the  proceeds  of which were used to redeem the $50.0 million principal amount  of PGE's 9.57% Series First Mortgage Bonds on October 13, 1995, (g) payment of transaction costs of $7.7 million relative to the
     Sale of the  Water  Business,  (h)  recording  of  the  $1.1  million net tax benefit resulting from transaction costs and the premium  over  book value on the Sale of the
     Water Business and (i) the addition  of  the  remaining proceeds of $350,000 to PGE's cash accounts.
(4)  Reflects the write-off of $1.2 million ($722,000 after related income tax benefits of
     $525,000) of issuance costs relative  to  the  225,000  shares of PGE's 9% Cumulative
     Preferred Stock which PGE intends to  repurchase  with  proceeds from the Sale of the
     Water Business.
(5)  Reflects the write-off of  $169,000  ($99,000  after  related  income tax benefits of
     $70,000) of issuance costs relating to  PGE's 9.57% Series First Mortgage Bonds which
     PGE redeemed on October 13, 1995, with proceeds from the Bridge Loan.
(6)  Reflects the recording of  $780,000  ($469,000  after  related income tax benefits of
     $311,000) of additional transaction costs relative to the Sale of the Water Business, which were not reflected on the balance sheet of PGE as of September 30, 1995.







                                   Page 12 of 15 Pages


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits
         1.   Asset Purchase Agreement, dated as  of  April 26, 1995, among PGE, PEI,
              PAWC and AWWC was filed  as  Exhibit  2-1 to Pennsylvania Gas and Water
              Company's Quarterly Report on Form 10-Q for the quarter ended March 31,
              1995, File No. 1-3490, and is incorporated herein by reference.



















































                                   Page 13 of 15 Pages


                                      SIGNATURE

         Pursuant to the requirements  of  the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 28, 1996                        PG ENERGY INC.


                                                 By:     /s/ John F. Kell, Jr.
                                                     Name:   John F. Kell, Jr.
                                                     Title:  Vice President, Finance















































                                   Page 14 of 15 Pages

                                  Index to Exhibits


Exhibit No.                               Description
   2-1      Asset Purchase Agreement, dated as  of April 26, 1995, among Pennsylvania
            Gas and  Water  Company,  Pennsylvania  Enterprises,  Inc., Pennsylvania-
            American Water Company and American  Water  Works Company, Inc., filed as
            Exhibit 2-1 to Pennsylvania Gas  and  Water Company's Quarterly Report on
            Form 10-Q for the quarter ended March 31, 1995, File No. 1-3490.

















































                                   Page 15 of 15 Pages